UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

HARVARD ILLINOIS BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53935 (Commission File Number)	27-2238553 (I.R.S. Employer Identification No.)

58 North Ayer Street, Harvard, Illinois 60033
 (Address of principal executive offices)

(815) 943-5261
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 24, 2013, the Board of Directors of Harvard Illinois Bancorp, Inc. (the “Company”) declared a special cash dividend of $0.10 per share of the Company’s common stock. The special dividend will be payable to stockholders of record as of February 6, 2013, and will be paid on or about February 20, 2013.  A press release announcing the special cash dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. None

(d)	Exhibits.
99.1 Press Release dated January 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.
DATE: January 24, 2013	By:	/s/ Duffield J. Seyller III
Duffield J. Seyller III
President and Chief Executive Officer
(Duly Authorized Representative)